Fair Value Measurements	12 Months Ended
Dec. 31, 2025
EBP 001
EBP, Investment, Fair Value and NAV [Line Items]
Fair Value Measurements	Fair Value Measurement
Fair value is defined as the price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. The Financial Accounting Standards Board Accounting Standards Codification (ASC) 820, Fair Value Measurements and Disclosures, also establishes a fair value hierarchy, which requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. The standard describes three levels of inputs that may be used to measure fair value:
Level 1: Quoted prices in active markets for identical assets or liabilities.
Level 2: Observable inputs other than Level 1 prices such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active; or inputs that are observable or corroborated by observable market data for substantially the full term of the assets or liabilities.
Level 3: Unobservable inputs that are supported by little or no market activity and that are significant to the fair value of the asset or liabilities. Level 3 assets and liabilities include financial instruments whose value is determined using pricing models, discounted cash flow methodologies, or similar techniques, as well as instruments for which the determination of fair value requires significant management judgment or estimation. This category generally includes certain private debt and equity instruments and alternative investments.
An asset or liability’s classification within the fair value hierarchy is based on the lowest level of significant input to its valuation.
Fair value estimates are made at a specific point in time, based on available market information and judgments about the financial asset, including estimates of timing, amount of expected future cash flows and the credit standing of the issuer. In some cases, the fair value estimates cannot be substantiated by comparison to independent markets. In addition, the disclosed fair value may not be realized in the immediate settlement of the financial asset. In addition, the disclosed fair values do not reflect any premium or discount that could result from offering for sale at one time an entire holding of a particular financial asset. Potential taxes and other expenses that would be incurred in an actual sale or settlement are not reflected in amounts disclosed.
The following table presents the Master Trust's fair value hierarchy for those assets measured at fair value as of December 31, 2025 and 2024:

	December 31, 2025
(In millions)	Fair Value	Level 1	Level 2	Level 3
Investments:
Short-term investments	$18.9	18.9	—	—
Mohawk Industries, Inc. common stock fund	23.7	23.7	—	—
Mutual Funds	1,080.2	1,080.2	—	—
Total investments in hierarchy	1,122.8	1,122.8	—	—
Investment at NAV(a)	106.8
Total investments, at fair value	$1,229.6

	December 31, 2024
(In millions)	Fair Value	Level 1	Level 2	Level 3
Investments:
Short-term investments	$33.2	33.2	—	—
Mohawk Industries, Inc. common stock fund	27.5	27.5	—	—
Mutual Funds	962.2	962.2	—	—
Total investments in hierarchy	1,022.9	1,022.9	—	—
Investment at NAV(a)	113.4
Total investments, at fair value	$1,136.3

(a) In accordance with Subtopic 820-10, certain investments that were measured at NAV per share (or its equivalent) have not been classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the line items presented in the statements of net assets available for benefits. These investments can be redeemed daily and have no unfunded commitments.